www.edgewater.com www.edgewater.com April 4, 2008 Presentation by: Kevin R. Rhodes Chief Financial Officer April 4, 2008 Presentation by: Kevin R. Rhodes Chief Financial Officer Exhibit 99.1

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Safe Harbor Language
Certain statements contained in this presentation and in the subsequent discussion that are not statements of historical facts are "forward looking statements" within the meaning of the
Private Securities Litigation Reform Act of 1995. The words -
"believe," "expect," "anticipate," "intend," "will" and similar expressions are examples of words that identify forward-looking statements. Forward-looking statements include, without
limitation, statements regarding our future financial position, growth including acquisitions, potential margin improvements, business strategy, revenue goals and profitability as of today's date. These forward looking statements are based on our current beliefs, as well as assumptions we have made based upon
information currently available to us. Actual results could vary significantly from those results implied, stated or projected in any such forward looking statements for a variety of reasons,
including those set forth in our press releases and SEC filings, and we are not obligated to update these forward-looking
statements made as of today to conform these statements for
intervening events.

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Edgewater Technology (NASDAQ: EDGW)
Edgewater Technology (NASDAQ: EDGW)
Technical Management Consulting Firm
-
Premium Information Technology (IT) Services
Market Opportunity
- Domestic Specialty IT Services
- Example – MIT
EDGW = Growth Company (Value Stock)
- Two-pronged strategy
• Organic Growth
• Acquisitions to accelerate growth

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Geographic Expansion in US
Geographic Expansion in US
Los Angeles
Denver
Boston
Calgary
Office
Locations
BDM
Locations
Staff
Locations
New in 2007
San Francisco
Dallas / Houston
Memphis
Manchester
New York
Quebec
Little Rock

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Why Should You Be Interested in Us?
Why Should You Be Interested in Us?
Growth Company
-
3 Year Compounded Annual Growth Rate (CAGR)- 28%
-
Doubled CPM Practice during 2007*
We Believe We are Undervalued Today in the
Market
-
EV – 4.5 x multiple of Cash Flow
High End IT Consulting Firm
-
Moving up the IT Services Pyramid
-
High Concept, High Value and High Touch
*Includes revenue run rate for CPM practice, including acquisitions of
Alecian, Lynx and Vertical Pitch .

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Consultant Headcount & Revenue
Consultant Headcount & Revenue
302
274
257
259
252
160 161
183
218
268
258
261
233
$300,177
$277,548
$224,078
$260,624
100
150
200
250
300
350
Q4 '04 Q1 '05 Q2 ' 05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07
$200,000
$222,000
$244,000
$266,000
$288,000
$310,000
Billable Headcount Revenue per Billable Consultant
Quarterly Consultant Headcount & Annual Revenue per Consultant

Service Offerings
Service Offerings

57% of Svs. Revenue
57% of Svs. Revenue
30% of Svs. Revenue
30% of Svs. Revenue
13% of Svs. Revenue
13% of Svs. Revenue
(All service revenue percentages are as of 12/31/07.)

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2008 Outlook and Beyond
2008 Outlook and Beyond
Core Business – “Hot Areas”
- BI/CPM
- Vertical Focus (Healthcare & Insurance)
- Data Services (“Google your own Data”)
New Opportunities for Growth
- Web Analytics
- Predictive Analytics
- Internet Commerce 2.0
Closer to $100m Revenue Run Rate Target
- Not Guidance but a Meaningful Hurdle
- Disciplined Growth Strategy

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Investment Considerations
Investment Considerations
Seasoned Management Team
Management Aligned with Shareholders
- 18% Officer Ownership (stock & options)
- Performance-based Compensation
Strong Growth / Improving Metrics
Strong Balance Sheet (as of December 31, 2007)
- $120m+ in Total Assets
• $23m in Cash & Securities
$1.72 per share
$14m used in the purchase of Vertical Pitch in 12/10/07
• $22m Deferred Tax Asset (Historical NOLs)
$1.67 per share
We Believe We are an Undervalued Stock Today
in the Market

Financial Graphs & Non-GAAP Earnings Analysis Financial Graphs & Non-GAAP Earnings Analysis

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Annual Revenue Growth (‘04 – ‘07)
Annual Revenue Growth (‘04 – ‘07)
25,322
43,126
60,083
68,490
8,242
6,979
-491
2,346
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
2004 2005 2006 2007
-$500
$500
$1,500
$2,500
$3,500
$4,500
$5,500
$6,500
$7,500
$8,500
$9,500
$10,500
$11,500
$12,500
$13,500
$14,500
$15,500
Revenue Adjusted EBITDA (excludes SBC)
Revenue & Adjusted EBITDA (000's)

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Financial Performance
Financial Performance
Target range for Utilization is 78% – 82%
78.5%
77.0%
78.8%
80.3%
84.0%
81.5%
75.4%
79.9%
81.1%
82.2%
82.8%
80.8%
74.5%
38.7%
41.0%
46.0%
48.6%
45.8%
42.2% 42.2%
45.2%
46.3%
44.0%
45.0%
44.3%
42.4%
50.0%
55.0%
60.0%
65.0%
70.0%
75.0%
80.0%
85.0%
90.0%
95.0%
100.0%
Q4 '04 Q1 '05 Q2 ' 05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
Utilization Svcs. Gross profit %
Quarterly Utilization & Services Gross Margin

Financial Performance
Financial Performance
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13
736
913
1,405
1,579
1,498
1,454
1,164
1,237
2,386
1,878
2,298
2,094
2,165
1,051
1,377
1,972
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07
Cash Net Income Adjusted EBITDA (excludes SBC)
Quarterly Cash Net Income & Adjusted EBITDA (000's)
Diluted Cash Net Income and Adjusted EBITDA are Non-GAAP financial measures.  Refer to the Appendix for a reconciliation of these measures to GAAP Net Income.

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Financial Performance
Financial Performance
Quarterly Diluted Cash EPS & Adjusted EBITDA per Share
0.06
0.08
0.12
0.13
0.09
0.11
0.09
0.11
0.19
0.20
0.18
0.15
0.11
0.09
0.15
0.16
$0.00
$0.05
$0.10
$0.15
$0.20
Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07
Cash EPS Adjusted EBITDA EPS (excludes SBC)
Diluted Cash EPS and Adjusted EBITDA EPS are Non-GAAP financial measures.  Refer to the Appendix for a reconciliation of these measures to GAAP Earnings per Share.

15 www.edgewater.com Q1 2008 Earnings Results Call Q1 2008 Earnings Results Call Scheduled : April 30, 2008 Scheduled : April 30, 2008

Appendix
Appendix
Reconciliation of Non-GAAP Financial Measures
Reconciliation of Non-GAAP Financial Measures
Note: Cash Net Income and Cash Earnings per Diluted Share are Non-GAAP financial measures and are not intended to be financial measures that should be regarded as an alternative to, or more meaningful than, Net Income or GAAP Diluted Earnings per Share. The
Cash Net Income and Cash Earnings per Diluted Share measures presented herein may not be comparable to similarly titled measures presented by other companies. Edgewater’s management believes that cash performance is the primary driver of long-term share value.
As such, Edgewater views Cash Net Income and Cash Earnings per Diluted Share as important indicators of performance that help investors gain a meaningful understanding of the Company’s core operating results and future prospects, consistent with the manner in which management measures and forecasts the Company’s performance.
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16
Mar 31, Jun 30, Sep 30, Dec 31, Mar 31, Jun 30, Sep 30, Dec 31,
2006 2006 2006 2006 2007 2007 2007 2007
Reconciliation of GAAP Net Income to Cash Earnings Per Diluted Share (Non-GAAP):
Reported GAAP Net Income 460           435           1,064        1,242        837           1,046        1,097        5,830
Less: Recorded Tax Benefit -            -            -            -            -            -            -            (5,155)
Add: Amortization of Intangibles 217           327           327           314           314           312           324           455
Add: Stock-based Compensation 243           469           242           247           257           373           361           488
Less: Related Tax Effect (184)          (318)          (228)          (224)          (244)          (277)          (284)          (381)
Cash Net Income 736 $        913 $        1,405 $      1,579 $      1,164 $      1,454 $      1,498 $      1,237 $
Cash Earnings Per Diluted Share 0.06 $       0.08 $       0.12 $       0.13 $       0.09 $       0.11 $       0.11 $       0.09 $
Diluted Shares Outstanding 11,335       12,156       11,659       11,839       12,449       13,119       13,134       13,309
Quarterly Period Ended

Appendix
Appendix
Reconciliation of Non-GAAP Financial Measures
Reconciliation of Non-GAAP Financial Measures
Note: EBITDA, Adjusted EBITDA and Adjusted EBITDA per Diluted Share are Non-GAAP financial measures and are not intended to be financial measures that should be regarded as an alternative to, or more meaningful than, either GAAP Operating Income, GAAP Net Income and Net
Income per Diluted Share. The EBITDA, Adjusted EBITDA and Adjusted EBITDA per Diluted Share measures presented herein may not be comparable to similarly titled measures presented by other companies. Edgewater’s management believes that cash performance is the primary driver of long-
term share value. As such, Edgewater views EBITDA, Adjusted EBITDA and Adjusted EBITDA per Diluted Share as important indicators of performance that help investors gain a meaningful understanding of the Company’s core operating results and future prospects, consistent with the manner in which management measures and forecasts the Company’s performance.
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17
Mar 31, Jun 30, Sep 30, Dec 31, Mar 31, Jun 30, Sep 30, Dec 31,
2006 2006 2006 2006 2007 2007 2007 2007
Reconciliation of GAAP Net Income to EBTIDA (Non-GAAP):
Reported GAAP Net Income 460           435           1,064        1,242        837           1,046        1,097        5,830
Less: Income from DISCO -            -            -            -            -            -            -            -
Add: Income Tax Provision 302           294           709           800           624           712           465           (4,697)
Add: Depreciation & Amortization Expense 345           461           454           495           567           568           599           714
Less: Interest Income (299)          (282)          (304)          (398)          (407)          (401)          (428)          (363)
EBITDA 808 $        908 $        1,923 $      2,139 $      1,621 $      1,925 $      1,733 $      1,484 $
Add: Stock-based Compensation 243           469           242           247           257           373           361           488
Adjusted EBITDA 1,051 $      1,377 $      2,165 $      2,386 $      1,878 $      2,298 $      2,094 $      1,972 $
Adjusted EBITDA per Diluted Share 0.09 $       0.11 $       0.19 $       0.20 $       0.15 $       0.18 $       0.16 $       0.15 $
Diluted Shares Outstanding 11,335       12,156       11,659       11,839       12,449       13,119       13,134       13,309
Quarterly Period Ended